Putnam
New York
Investment Grade
Municipal Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

Dear Fellow Shareholder:

We are pleased to report that despite some unusual challenges, Putnam New York Investment Grade Municipal Trust delivered positive returns for the fiscal year ended April 30, 2003. However, it lagged its nationally diversified benchmark and came in behind its Lipper category average. Details are on page 7.

During the fiscal year's first half, a number of factors combined to bolster the municipal-bond market as safety-conscious investors continued to seek refuge in the fixed-income markets. During the second half, however, the environment became somewhat more volatile as investor interest faded in the wake of a significant decline in tax revenues and subsequent downgrades in credit quality. In the following report, your fund's managers provide a thorough discussion of how this situation affected the fund's performance and how they view the fund's prospects in the months ahead.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your continued confidence in Putnam. We believe that those who ride out the current turbulence will be rewarded for their patience over the long term.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 18, 2003



Report from Fund Management

Fund highlights

* For the fiscal year ended April 30, 2003, Putnam New York Investment
  Grade Municipal Trust posted a return of 6.41% at net asset value and 4.88% at market price.

* Due to its higher exposure to certain industrial development bonds, the fund underperformed its benchmark, the Lehman Municipal Bond Index, which returned 8.50% for the year.

* For the same reason, the fund's performance lagged that of the average fund in its Lipper category, Closed-End New York Municipal Debt Funds, which was 10.19%.

* Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

In a year marked by extraordinary volatility in the financial markets, Putnam New York Investment Grade Municipal Trust delivered solid returns at both net asset value and market price. The fund's results lagged those of the Lehman Municipal Bond Index and its Lipper peer group, primarily due to its higher exposure to certain types of industrial development bonds
(IDBs). Although issued by municipalities, IDBs are backed by the credit of private companies and their prices tend to reflect perceptions of these companies and the industries in which they operate. Your fund's position in airline-backed IDBs, although relatively small, was affected by the industry's struggles and detracted from competitive performance over the fiscal year. Results were also affected by our conservative use of leverage, a strategy that can enhance the fund's income but exposes it to greater interest-rate risk. Funds that made greater use of leverage generally had stronger returns for the period.

The market price of the fund's shares reflects changes in the demand for shares, which in part reflects the relative performance of the underlying portfolio as well as broad market trends. The fund's performance at market price may be attributable to investor expectations of rising interest rates, which would have an adverse effect on bond prices.


FUND PROFILE

Putnam New York Investment Grade Municipal Trust seeks to provide high current income free from federal income tax and New York state and city personal income taxes, consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of high-quality bonds.


Market overview

The first half of the fiscal year was generally positive for the municipal-bond market. In an environment marked by earnings disappointments, economic weakness, and allegations of corporate malfeasance, investors sought the relative safety of high-quality bonds. Increased demand for bonds pushed their prices higher, and many of your fund's holdings benefited.

In the fiscal second half, however, several factors tempered municipal-bond performance, including significant declines in tax revenues and subsequent downgrades in municipalities' credit quality. Like other large, populous states, the budget situation for New York State and many of its municipalities is particularly troubling for investors as tax revenue shortfalls are projected to create a deficit in excess of $10 billion at the state level.

Difficulties in the performance of industrial development bonds (IDBs), which are issued by municipalities but backed by the credit of companies, were another detractor from performance. Airline-backed IDBs suffered as United Airlines followed US Airways into bankruptcy. In late April, American Airlines narrowly avoided a similar fate. Lastly, over $320 billion in municipal bonds was issued in 2002 -- an all-time record. New tobacco settlement bonds further boosted supply. (For a discussion of tobacco settlement bonds, see page 5). Supply continued to swell in 2003. These factors had a dampening effect on municipal-bond prices.

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MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index                                              8.50%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable U.S. bonds)                        10.47%
-------------------------------------------------------------------------------
Lehman Government Bond Index (taxable U.S. government bonds)            11.28%
-------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index (taxable U.S. below-
investment-grade bonds                                                  11.25%

-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad equity market)                                    -13.31%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (growth stocks)                              -14.35%
-------------------------------------------------------------------------------
Russell 1000 Value Index (value stocks)                                -13.01%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/03.
-------------------------------------------------------------------------------

Strategy overview

Although primarily an investment-grade fund, your fund maintained some exposure to lower-rated, higher-yielding securities. We positioned the portfolio defensively in advance of the October sell-off, but later moved closer to a neutral stance by extending the fund's duration. (Duration is a measure of a fund's sensitivity to interest-rate changes. A fund with a longer duration is more sensitive to changes in rates, whether up or down.) During the period, falling interest rates prompted municipal-bond issuers to take advantage of lower prevailing market rates to refinance outstanding debt. As these higher-yielding bonds were called out of the market or matured, the fund sought to find new holdings that would provide the most attractive income stream relative to the level of risk. Of course, lower prevailing rates meant that we could not match the yields of the older holdings, particularly in light of the fund's investment-grade mandate.

As the fund's management team reinvested the proceeds of called or matured bonds, one of the primary objectives was to enhance the fund's diversification by increasing its exposure to the health-care and the higher education sectors. We also reduced the fund's exposure to tobacco settlement bonds, discussed further on page 5. Finally, in addition to selectively reducing the fund's total exposure to IDBs backed by airlines, we also diversified the fund's exposure by spreading the fund's holdings among more issuers.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTOR WEIGHTINGS COMPARED]

TOP INDUSTRY SECTOR WEIGHTINGS COMPARED

                               as of             as of
                              10/31/02           4/30/03

Transportation                 21.4%              22.8%

Education                      11.6%              16.6%

Utilities                      12.6%              14.2%

Health care                     9.0%              12.4%

Water and sewer                 6.1%               2.3%

Footnote reads:
This chart shows how the fund's top industry sector weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.



How key holdings and allocations affected performance

The fund's holdings in the health-care sector had a positive impact on performance. The relatively stable and predictable income of health-care organizations was a haven for investors amid the stalling economy and deteriorating fundamentals of other sectors. We expanded the fund's health-care holdings by purchasing a $700,000 position in bonds issued by the Dormitory Authority of the State of New York for Winthrop South Nassau University Health System. The bonds have a coupon of 5.5%, are scheduled to mature on 7/1/2032, and were rated Baa1 by Moody's. Putnam's outlook for these bonds is positive based on Winthrop's solid market share, manageable debt load, and strong management team.

The higher education sector was another area of investment focus during the period. Colleges and universities have a history of being reliable debtors. The fund purchased $1.15 million of a bond issued by the Geneva New York Industrial Development Agency for Hobart and William Smith Colleges to fund new construction and refinance existing capital leases. The bond has a coupon of 5.375%, is scheduled to mature on 2/1/2033, and was rated A by Standard and Poor's. Putnam's analysts have a favorable view of this bond based on the college's low debt/capital ratio, a long history of positive operating performance, improving student quality, and a strong network for fundraising.

As already noted, holdings of airline-backed IDBs detracted from results during the period as airlines continue to suffer from decreased travel, given the slower economy and ongoing geopolitical concerns. Several airlines entered bankruptcy proceedings during the period, negatively affecting the price of the fund's position in an IDB backed by AMR Corp. (American Airlines). Fortunately, we had reduced the AMR position.


[GRAPHIC OMITTED pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA      (29.8%)
Aa/AA        (26.5%)
A            (20.4%)
Baa/BBB      (21.1%)
Ba/BB         (0.6%)
CCC           (1.1%)
VMIG1         (0.5%)

Footnote reads:
As a percentage of market value as of 4/30/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Finally, we reduced the fund's exposure to New York tobacco settlement bonds, and used the proceeds to buy comparable bonds issued by Puerto Rico. This trade was made due to concerns about increasing supply in New York and the stronger demand for Puerto Rico tobacco settlement bonds because they are exempt from taxes in all states. Tobacco settlement bonds are secured by cash payments made to each state in satisfaction of legal judgments against the tobacco industry. Although these bonds are investment grade, they generally offer higher yields than other bonds of comparable quality because they have special risks. Putnam continues to carefully monitor the risks associated with these bonds, which include the possibility that interest payments could be affected by further litigation against the tobacco industry.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke (Portfolio Member), Joyce Dragone, and Jerome Jacobs.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal-bond market is cautiously optimistic. Fear of war has subsided. The focus is now on rebuilding Iraq and addressing economic concerns on the home front. While much remains to be answered, we believe the level of uncertainty in the world seems to have eased a bit.

We expect business activity will accelerate slowly and experience continued volatility. Although the tax-free marketplace is certainly not immune to the forces that buffet many other markets, it has historically been less volatile. We believe municipal bonds should perform well relative to other fixed-income sectors as some measure of calm returns to financial markets.

We believe, however, that municipal budgets will continue to face significant pressures in the months ahead. Governments will wrangle with how to implement costly home-front protection measures while at the same time pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery by six to nine months, so we expect municipal credit quality to remain fragile over the near term, but over the longer term, we believe your fund is positioned to take advantage of the market's potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investment in one state and involves more risk than a fund that invests more broadly.

Performance summary

This section provides information about your fund's performance during its fiscal year, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

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TOTAL RETURN FOR PERIODS ENDED 4/30/03
-------------------------------------------------------------------------------
                                                             Lipper Closed-End
                                                    Lehman            New York
                                                 Municipal      Municipal Debt
                                                      Bond      Funds category
                     NAV  Market price               Index            average*
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1 year              6.41%         4.88%               8.50%              10.19%
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5 years            28.85         18.39               35.78               35.10
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Annual average      5.20          3.43                6.31                6.17
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10 years           72.43         50.20               86.12               80.27
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Annual average      5.60          4.15                6.41                6.04
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Annual average
Life of fund
(since 11/27/92)    5.99          4.19                6.73                6.46
-------------------------------------------------------------------------------

* Over the 1-, 5-, and 10-year periods ended 4/30/03, there were 18, 10, and 8 funds, respectively, in this Lipper category.

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TOTAL RETURN FOR PERIODS ENDED 3/31/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------
                     NAV  Market price
-------------------------------------------------------------------------------
1 year              6.49%         4.69%
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5 years            26.43         11.84
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Annual average      4.80          2.26
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10 years           71.88         50.98
-------------------------------------------------------------------------------
Annual average      5.57          4.21
-------------------------------------------------------------------------------
Annual average
Life of fund
(since 11/27/92)    5.91          4.14
-------------------------------------------------------------------------------



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PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/03
-------------------------------------------------------------------------------
Putnam New York Investment Grade Municipal Trust
-------------------------------------------------------------------------------
Distributions from common shares
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Number                                                     12
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Income 1                                              $0.7212
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Capital gains 1                                            --
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Total                                                 $0.7212
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Preferred shares                                     Series A
                                                  (200 shares)
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Income 1                                              $610.53
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Capital gains 1                                            --
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Total                                                 $610.53
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Share value:                             NAV     Market price
-------------------------------------------------------------------------------
4/30/02                               $13.32           $12.12
-------------------------------------------------------------------------------
4/30/03                                13.37            11.99
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Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                 5.34%            5.95%
-------------------------------------------------------------------------------
Taxable equivalent 3                    9.72            10.83
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 45.05% combined federal, state, and city tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.



Comparative indexes

Lehman Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index of taxable U.S.
fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S.Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends within a category and are based on results at net asset value.

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants

To the Trustees and Shareholders of
Putnam New York Investment Grade

Municipal Trust In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Investment Grade Municipal Trust (the "fund") at April 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 6, 2003



The fund's portfolio
April 30, 2003

Key to Abbreviations
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal Amount                                     Rating (RAT)        Value

New York (96.0%)
-------------------------------------------------------------------------------
      $250,000 Albany, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Charitable Leadership),
               Ser. A , 6s, 7/1/19                   Baa3             $265,934
     1,000,000 Dutchess Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev.  Bonds (Bard
               College), 5 3/4s, 8/1/30              A3              1,085,000
       250,000 Essex Cnty. Indl. Dev. Agcy.
               Rev. Bonds (Intl. Paper Co.),
               Ser. A, 5 1/2s, 10/1/26               Baa2              238,125
     1,150,000 Geneva, Indl. Dev. Agcy. Rev. Bonds
               (Hobart & William Smith Project),
               Ser. A,  5 3/8s, 2/1/33               A               1,207,500
     1,000,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds,  Ser. A, 5 1/4s,
               12/1/26                               A-              1,012,500
     1,000,000 Madison Cnty., Indl. Dev. Agcy.
               Rev. Bonds  (Colgate U.), Ser. A,
               5s, 7/1/23                            Aa3             1,040,000
     1,000,000 Metropolitan Trans. Auth.
               Rev. Bonds, Ser. A, FSA,  5s,
               11/15/30                              Aaa             1,026,250
       500,000 Metropolitan Trans. Auth. Svc.
               Contract Rev. Bonds  (Trans. Fac.),
               Ser. O, U.S. Govt. Coll., 5 3/4s,
               7/1/13                                AAA               583,750
     1,000,000 Niagara Cnty., Indl. Dev. Agcy.
               Rev. Bonds, Ser. C,  5 5/8s,
               11/15/24                              Baa1            1,061,250
     1,000,000 Niagara Falls, City School Dist.
               COP, 5 7/8s, 6/15/19                  Baa2            1,077,500
       250,000 NY City, Cultural Res. VRDN, Ser. A,
               MBIA, 1 1/4s,  4/1/21                 VMIG1             250,000
               NY City, G.O. Bonds
       185,000 Ser. I, U.S. Govt. Coll., 6 1/4s,
               4/15/17                               Aaa               216,450
        35,000 Ser. D, 6s, 2/15/25                   A2                 36,925
        30,000 Ser. D, U.S. Govt. Coll., 6s,
               2/15/25 (Prerefunded)                 Aaa                32,775
     1,000,000 Ser. B, 5 3/4s, 8/1/16                A2              1,087,500
     1,000,000 Ser. B, 5 1/2s, 12/1/31               A2              1,041,250
       300,000 NY City, Hlth. & Hosp. Corp.
               Rev. Bonds (Hlth. Syst.), Ser. A ,
               5 3/8s, 2/15/26                       A3                305,625
     1,650,000 NY City, IFB, AMBAC, 10.67s, 9/1/11   Aaa             1,709,813
     1,500,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Brooklyn  Navy Yard Cogen.
               Partners), 5.65s, 10/1/28             Baa3            1,398,750
               NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
       600,000 (Staten Island U. Hosp. Project),
               Ser. A, 6 3/8s, 7/1/31                Baa3              618,000
     1,000,000 (Brooklyn Polytech U. Project J),
               6 1/8s, 11/1/30                       Baa3              932,500
     1,000,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev.  Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3              991,250
               NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds
     1,000,000 (Terminal One Group Assn.), 6s,
               1/1/15                                A3              1,031,780
     1,500,000 (American Airlines, Inc.), 5.4s,
               7/1/20                                Caa2              532,500
       750,000 (British Airways), 5 1/4s, 12/1/32    BBB-              465,000
       500,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds,  Ser. G, FSA, 5s,
               6/15/34                               Aaa               511,250
     1,000,000 NY Cntys. Tobacco Trust II
               Rev. Bonds  (Tobacco Settlement),
               5 3/4s, 6/1/43                        A3                795,000
               NY State Dormitory Auth. Rev. Bonds
     1,000,000 (State U. Edl. Fac.), Ser. A,
               7 1/2s, 5/15/13                       AA-             1,300,000
     1,000,000 (Mount Sinai Hlth.), Ser. A, 6 1/2s,
               7/1/25                                Baa3            1,011,250
     2,000,000 (Mental Hlth. Svcs. Fac.), Ser. A,
               5 3/4s, 2/15/27                       AA-             2,120,000
       700,000 (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1              693,875
     1,500,000 (Dept. of Hlth.), 5 1/2s, 7/1/25      AA-             1,565,625
     1,190,000 (City U. Syst. Construction), Ser.
               1, 5 1/4s, 7/1/17                     AA-             1,268,838
     1,000,000 (School Dist. Fin. Project), Ser. A,
               MBIA, 5 1/4s, 4/1/11                  AAA             1,130,000
     1,500,000 (NY U.), Ser. 2, AMBAC, 5s, 7/1/41    Aaa             1,530,000
       500,000 NY State Energy Res. & Dev. Auth.
               Mandatory Put,  4.7s, 6/1/36          A1                502,500
     1,000,000 NY State Energy Res. & Dev. Auth.
               Poll. Control Rev.  Bonds (Niagara
               Mohawk Pwr. Corp.), Ser. A,  FGIC,
               7.2s, 7/1/29                          Aaa             1,083,750
       155,000 NY State Env. Fac. Corp. Poll.
               Control Rev. Bonds  (State Wtr.
               Revolving Fund), Ser. A, 7 1/2s,
               6/15/12                               Aaa               155,956
               NY State Med. Care Fac. Fin. Agcy.
               Rev. Bonds
        60,000 (Mental Hlth. Svcs. Fac.), Ser. D,
               7.4s, 2/15/18                         AA-                60,950
       340,000 (Hosp. & Nursing Home Insd. Mtge.),
               Ser. C, 6.65s,  8/15/32               Aa2               345,896
     1,315,000 (Hosp. & Nursing Home Insd. Mtge.),
               Ser. C, FHA  Insd., 6 3/8s, 8/15/29   AAA             1,403,763
       750,000 NY State Pwr. Auth. Rev. Bonds, 5s,
               11/15/20                              Aa2               788,438
               NY State Thruway Auth. Rev. Bonds,
               Ser. A, MBIA
     1,000,000 5 1/4s, 4/1/13                        AAA             1,132,500
     1,000,000 5 1/4s, 4/1/12                        AAA             1,133,750
     1,000,000 NY State Urban Dev. Corp. Rev. Bonds
               (Personal Income Tax), Ser. C-1,
               5s, 3/15/33                           AA              1,013,750
     1,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds  (Bristol-Meyers Squibb
               Co.), 5 3/4s, 3/1/24                  AA              1,092,500
       500,000 Otsego Cnty., Indl. Dev. Agcy.
               Rev. Bonds  (Hartwick College),
               5.9s, 7/1/22                          Baa2              520,625
     1,000,000 Port Auth. NY & NJ Cons. Rev. Bonds,
               Ser. 124, 5s, 8/1/31                  AA-             1,005,000
     1,000,000 Port Auth. NY & NJ Special
               Obligation FRB,  Ser. N18, MBIA,
               8.64s, 12/1/17  (acquired 7/19/00,
               cost  $1,046,890)(RES)                Aaa             1,362,500
       500,000 Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds  (Huntington
               Hosp. Project), Ser. B, 5 7/8s,
               11/1/32                               Baa1              514,375
               Triborough Bridge & Tunnel Auth.
               Rev. Bonds
     1,000,000 Ser. A, 5s, 1/1/32                    Aa3             1,020,000
     1,000,000 AMBAC, 5s, 11/15/12                   Aaa             1,121,250
       250,000 Yonkers, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds  (St. John's Riverside
               Hosp.), Ser. A, 7 1/8s, 7/1/31        BB                256,875
                                                                  ------------
                                                                    45,688,143

Puerto Rico (4.0%)
-------------------------------------------------------------------------------
       750,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 1/2s,
               5/15/39                               A3                602,813
     1,000,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. II, 5 1/4s, 7/1/31               A-              1,025,000
       250,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev.  Bonds (Cogen.
               Fac.-AES Project), 6 5/8s, 6/1/26     Baa2              258,438
                                                                  ------------
                                                                     1,886,251
-------------------------------------------------------------------------------
               Total Investments (cost $47,004,688)                $47,574,394
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2003 was $1,362,500 or 2.9% of portfolio market value.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN, mandatory puts, and Floating Rate Bonds (FRB) are the current interest rates at April 30, 2003.

      The fund had the following industry group concentrations greater than 10% at April 30, 2003
      (as a percentage of portfolio market value):

        Transportation          22.8%
        Education               16.6
        Utilities               14.2
        Health care             12.4

      The fund had the following insurance concentration greater than 10% at April 30, 2003
      (as a percentage of portfolio market value):

        MBIA                    10.5%

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
April 30, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value (identified cost
$47,004,688) (Note 1)                                             $47,574,394
-----------------------------------------------------------------------------
Cash                                                                  421,710
-----------------------------------------------------------------------------
Interest and other receivables                                        810,433
-----------------------------------------------------------------------------
Receivable for securities sold                                        260,902
-----------------------------------------------------------------------------
Total assets                                                       49,067,439

Liabilities
-----------------------------------------------------------------------------
Distributions payable to common shareholders                          169,373
-----------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                  7,766
-----------------------------------------------------------------------------
Payable for securities purchased                                      671,321
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           75,519
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              4,282
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                          18,020
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                              496
-----------------------------------------------------------------------------
Other accrued expenses                                                 57,581
-----------------------------------------------------------------------------
Total liabilities                                                   1,004,358
-----------------------------------------------------------------------------
Series A remarketed preferred shares: (200 shares
authorized and outstanding at $50,000 per share (Note 4)           10,000,000
-----------------------------------------------------------------------------
Net assets                                                        $38,063,081

Represented by
-----------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                              $39,492,317
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          269,363
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (2,268,305)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                            569,706
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                       $38,063,081

Computation of net asset value
-----------------------------------------------------------------------------
Net asset value per common share ($38,063,081 divided by
2,847,092 shares)                                                      $13.37
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended April 30, 2003

Interest income:                                                   $2,854,453
-----------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      329,453
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         44,818
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                       9,148
-----------------------------------------------------------------------------
Administrative services (Note 2)                                        5,522
-----------------------------------------------------------------------------
Auditing                                                               55,075
-----------------------------------------------------------------------------
Preferred share remarketing agent fees                                 43,861
-----------------------------------------------------------------------------
Other                                                                  29,624
-----------------------------------------------------------------------------
Total expenses                                                        517,501
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                            (12,315)
-----------------------------------------------------------------------------
Net expenses                                                          505,186
-----------------------------------------------------------------------------
Net investment income                                               2,349,267
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (391,292)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments during the year            363,397
-----------------------------------------------------------------------------
Net loss on investments                                               (27,895)
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations                2,321,372
-----------------------------------------------------------------------------

Distributions to Series A remarketed preferred shareholders: (Note 1)
-----------------------------------------------------------------------------
From tax exempt income                                               (120,956)
-----------------------------------------------------------------------------
From ordinary income                                                   (1,150)
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                  $2,199,266
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                          Year ended April 30
Increase (decrease) in net assets                      2003              2002
-----------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------
Net investment income                            $2,349,267        $2,492,496
-----------------------------------------------------------------------------
Net realized loss on investments                   (391,292)          (90,582)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                      363,397          (543,094)
-----------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        2,321,372         1,858,820

Distributions to Series A remarketed preferred shareholders: (Note 1)
-----------------------------------------------------------------------------
From tax exempt income                             (120,956)         (197,867)
-----------------------------------------------------------------------------
From ordinary income                                 (1,150)               --
-----------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common
shareholders                                      2,199,266         1,660,953
-----------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-----------------------------------------------------------------------------
From tax exempt income                           (2,032,488)       (2,032,509)
-----------------------------------------------------------------------------
From ordinary income                                (20,496)               --
-----------------------------------------------------------------------------
Total increase (decrease) in net assets             146,282          (371,556)

Net assets
-----------------------------------------------------------------------------
Beginning of year                                37,916,799        38,288,355
-----------------------------------------------------------------------------
End of year (including undistributed net
investment income of $269,363 and $68,770,
respectively)                                   $38,063,081       $37,916,799
-----------------------------------------------------------------------------

Number of fund shares
-----------------------------------------------------------------------------
Common shares outstanding at beginning and
end of year                                       2,847,092         2,847,092
-----------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                               200               200
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Per-share                                       Year ended April 30
operating performance                    2003            2002            2001
--------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                 $13.32          $13.45          $12.81
--------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------
Net investment income (a)                 .83             .88             .83
--------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (.02)           (.23)            .72
--------------------------------------------------------------------------------
Total from investment
operations:                               .81             .65            1.55
--------------------------------------------------------------------------------
Distributions to preferred shareholders:
--------------------------------------------------------------------------------
From net investment income               (.04)           (.07)           (.13)
--------------------------------------------------------------------------------
Total from investment
operations: applicable to
common shareholders                       .77             .58            1.42
--------------------------------------------------------------------------------
Distributions to common shareholders:
--------------------------------------------------------------------------------
From net investment income               (.72)           (.71)           (.78)
--------------------------------------------------------------------------------
Total distributions                      (.72)           (.71)           (.78)
--------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                        $13.37          $13.32          $13.45
--------------------------------------------------------------------------------
Market price, end of period
(common shares)                        $11.99          $12.12          $12.46
--------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                   4.88            2.96           10.28
--------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
(common shares)  (in
thousands                             $38,063         $37,917         $38,288
--------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)(d)                     1.36            1.35            1.41
--------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)             5.84            5.96            5.25
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             35.93           25.16           15.65
--------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

Per-share                                Year ended April 30
operating performance                    2000            1999
--------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                 $14.03          $13.96
--------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------
Net investment income (a)                 .90             .91
--------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.19)            .08
--------------------------------------------------------------------------------
Total from investment
operations:                              (.29)            .99
--------------------------------------------------------------------------------
Distributions to preferred shareholders:
--------------------------------------------------------------------------------
From net investment income               (.12)           (.11)
--------------------------------------------------------------------------------
Total from investment
operations: applicable to
common shareholders                      (.41)            .88
--------------------------------------------------------------------------------
Distributions to common shareholders:
--------------------------------------------------------------------------------
From net investment income               (.81)           (.81)
--------------------------------------------------------------------------------
Total distributions                      (.81)           (.81)
--------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                        $12.81          $14.03
--------------------------------------------------------------------------------
Market price, end of period
(common shares)                        $12.00          $13.88
--------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                  (7.75)           7.82
--------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
(common shares)  (in
thousands                             $36,479         $39,952
--------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)(d)                     1.44            1.32
--------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)             5.96            5.66
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              3.32           24.04
--------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
April 30, 2003

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high a current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's Manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund may be affected by economic and political developments in the state of New York. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of approximately $1,857,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

 Loss Carryover   Expiration
--------------------------------
       $619,000   April 30, 2004
        492,000   April 30, 2005
        434,000   April 30, 2008
        312,000   April 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004 $314,679 of losses recognized during the period November 1, 2002 to April 30, 2003.

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2003 was 1.05%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, market discount and straddle loss deferrals. For the year ended April 30, 2003, the fund reclassified $26,416 to increase undistributed net investment income with an increase to accumulated net realized losses of $26,416.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                $2,127,751
Unrealized depreciation                (1,631,035)
                                     ------------
Net unrealized appreciation               496,716
Undistributed tax exempt
income                                    446,438
Capital loss carryforward              (1,856,611)
Post October loss                        (314,679)
Cost for federal income
tax purposes                          $47,077,678

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. On January 1, 2003, fees payable to Putnam Management under the fund's management contract were changed to 0.65% of the weekly average net assets of the fund.

Prior to January 1, 2003, the fee was based on the following annual rates:
0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2003, the fund's expenses were reduced by $12,315 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $470 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $17,858,819 and $16,730,057, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2003, no such restrictions have been placed on the fund.


Federal tax information
(Unaudited)

The fund has designated 99% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



About the Trustees

Jameson A. Baxter (9/6/43),
Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40),
Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000
Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43),
Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47),
Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38),
Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41),
Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45),
Trustee since 1984
Senior Partner of Cabot Properties, L.P.
and Chairman of Cabot Properties, Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42),
Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33),
Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981 President and Chief Executive Officer of Putnam Investments and Putnam Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51),
Trustee since 1984 and President since 2000
President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34),
Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940)of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III and Lawrence J. Lasser, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer Since 1989

Managing Director, Putnam Investments and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive
Officer Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer
and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Brett C. Browchuk (2/27/63)
Vice President
Since 1994

Managing Director, Putnam Investments and Putnam Management

Charles E. Haldeman Jr. (10/29/48)
Vice President
Since 2002

Senior Managing Director, Putnam Investments and Putnam Management. Prior to October 2002, Chief Executive Officer, Lincoln National Investment Companies; prior to January 2000, President and Chief Operating Officer, United Asset Management.

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Richard A. Monaghan (8/25/54)
Vice President
Since 1998

Senior Managing Director, Putnam Investments and Putnam Retail Management. Prior to November 1998, Managing Director, Merrill Lynch

Stephen M. Oristaglio (8/21/55)
Vice President
Since 1998

Senior Managing Director, Putnam Investments and Putnam Management. Prior to July 1998, Managing Director, Swiss Bank Corp.

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

Jerome J. Jacobs (8/20/58)
Vice President
Since 1996

Managing Director of Putnam Management

The address of each Officer is One Post Office Square, Boston, MA 02109.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray

Independent Accountants
PricewaterhouseCoopers LLP


Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike


Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

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88653  185   6/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003